As filed with the Securities and Exchange Commission on September 22, 2016

Registration No. 333-213372

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Amendment No. 2
To

Form F-1
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

NANO DIMENSION LTD.
(Exact name of registrant as specified in its charter)

State of Israel	3577	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Amit Dror Chief Executive Officer +972-073-7509142 amit@nano-di.com 2 Ilan Ramon Ness Ziona 7403635 Israel	Zysman, Aharoni, Gayer & Sullivan & Worcester LLP 1633 Broadway New York, NY 10019 Tel: 212.660.3000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)	(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Oded Har-Even Howard E. Berkenblit Shy Baranov Zysman, Aharoni, Gayer and Sullivan & Worcester LLP 1633 Broadway New York, NY 10019 Tel: 212.660.3000	Joseph Shem-Tov Glusman & Co. 55 Yigal Alon St., Ashdar 2000 Building 1st Fl., Tel-Aviv, Israel 6789115 Tel: +972.3.691.8686	Darrick M. Mix, Esq. Jonathan S. Cohen, Esq. Duane Morris LLP 30 S 17th Street Philadelphia, Pennsylvania 19103 Tel: 215.979.1000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date hereof.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

EXPLANATORY NOTE

This Amendment is filed solely to file Exhibits 1.1 and 5.1 and to reflect such filings in the Index to Exhibits. No change is made to the preliminary prospectus constituting Part I of the Registration Statement or Items 6, 7, or 9 of Part II of the Registration Statement.

Item 8. Exhibits and Financial Statement Schedules

Exhibits:

Exhibit Number	Exhibit Description
1.1	Form of Underwriting Agreement by and among the Company and the underwriters named therein.

3.1	Amended and Restated Articles of Association of Nano Dimension Ltd. (unofficial English translation from Hebrew original), filed as Exhibit 1.1 to Form 20-F (File No. 001-37600) filed on October 20, 2015, and incorporated herein by reference.

4.1	Amended and Restated Form of Depositary Agreement among Nano Dimension Ltd., The Bank of New York Mellon as Depositary, and owners and holders from time to time of ADSs issued thereunder, including the Form of American Depositary Shares, filed as Exhibit 1 to the Post Effective Amendment No. 1 to Form F-6 (File No. 333-204797) filed on February 22, 2016, and incorporated herein by reference.

5.1	Opinion of Glusman & Co.

10.1^	Amended and Restated License Agreement, dated April 2, 2015, by and between the Company and Yissum Research Development Company of The Hebrew University of Jerusalem, Ltd., filed as Exhibit 4.1 to Form 20-F/A (File No. 001-37600) filed on February 29, 2016, and incorporated herein by reference.

10.2	Summary Translation of Merger Agreement, dated May 18, 2014, and as amended on July 9, 2014, by and between Z.B.I and Nano Dimension Technologies Ltd. (formerly, Hyrax Technologies B.F. 2012 Ltd.), filed as Exhibit 4.2 to Form 20-F (File No. 001-37600) filed on October 20, 2015, and incorporated herein by reference.

10.3	Summary Translation of Private Placement Agreement, dated July 3, 2014, between the Company and Michael Ilan Management and Investment Ltd., filed as Exhibit 4.3 to Form 20-F (File No. 001-37600) filed on October 20, 2015, and incorporated herein by reference.

10.4	Nano Dimension Ltd. 2015 Stock Option Plan (unofficial English translation from Hebrew original), filed as Exhibit 4.4 to Form 20-F/A (File No. 001-37600) filed on February 29, 2016, and incorporated herein by reference.

10.5	Employment Agreement, dated October 13, 2015, between the Company and Amit Dror, filed as Exhibit 4.5 to Form 20-F (File No. 001-37600) filed on October 20, 2015, and incorporated herein by reference

10.6	Employment Agreement, dated October 13, 2015, between the Company and Simon Fried, filed as Exhibit 4.6 to Form 20-F (File No. 001-37600) filed on October 20, 2015, and incorporated herein by reference.

10.7	Employment Agreement, dated October 14, 2015, between the Company and Sharon Fima, filed as Exhibit 4.7 Form 20-F (File No. 001-37600) filed on October 20, 2015, and incorporated herein by reference.

10.8	Employment Agreement, dated October 14, 2015, between the Company and Dagi Ben-Noon, filed as Exhibit 4.8 to Form 20-F (File No. 001-37600) filed on October 20, 2015, and incorporated herein by reference.

10.9	Voting Agreement, dated August 5, 2014, between Simon Anthony Fried, Amit Dror, Dagi Shahar Ben-Noon and Sharon Fima (unofficial English translation from Hebrew original), filed as Exhibit 4.9 to Form 20-F (File No. 001-37600) filed on October 20, 2015, and incorporated herein by reference.

10.10*	Form of Indemnification Agreement (unofficial English translation from Hebrew original).

21.1	List of Subsidiaries, filed as Exhibit 8.1 to Form 20-F (File No. 001-37600) filed on October 20, 2015, and incorporated herein by reference.

23.1*	Consent of Somekh Chaikin (Member firm of KPMG International).

23.2	Consent of Glusman & Co (included in Exhibit 5.1).

24.1*	Power of Attorney (included on the signature page of the Registration Statement).

*	Previously filed.
^	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

Financial Statement Schedules:

All financial statement schedules have been omitted because either they are not required, are not applicable or the information required therein is otherwise set forth in the Company’s financial statements and related notes thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this registration statement on Form F-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in Ness Ziona, Israel on September 22, 2016.

NANO DIMENSION LTD.

By:	/s/ Amit Dror
Amit Dror
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement on Form F-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Amit Dror	Chief Executive Officer	September 22, 2016
Amit Dror	(Principal Executive Officer) and Director

/s/ Yael Sandler	Vice President of Finance (Principal Financial	September 22, 2016
Yael Sandler	and Accounting Officer)

*	Director, Chairman of the Board of Directors	September 22, 2016
Itschak Shrem

*	Director	September 22, 2016
Simon Anthony-Fried

*	Director	September 22, 2016
Ofir Baharav

*	Director	September 22, 2016
Irit Ben-Ami

*	Director	September 22, 2016
Dagi Shahar Ben-Noon

*	Director	September 22, 2016
Sharon Fima

*	Director	September 22, 2016
Roni Kleinfeld

*	Director	September 22, 2016
Abraham Nahmias

*	Director	September 22, 2016
Zvi Yemini

*	Director	September 22, 2016
Yoel Yogev

*	Director	September 22, 2016
Eli Yoresh

*By:	/s/ Amit Dror
Amit Dror
Attorney-in-fact

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SIGNATURE OF AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the Securities Act of 1933, as amended, the undersigned, Zysman, Aharoni, Gayer & Sullivan & Worcester LLP, the duly authorized representative in the United States of Nano Dimension Ltd., has signed this registration statement on September 22, 2016.

/s/ ZYSMAN, AHARONI, GAYER AND SULLIVAN & WORCESTER LLP

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